INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

At December 31, 2023 and 2022, the Company’s deferred income tax assets and liabilities were as follows:

	December 31, 2023	December 31, 2022
Deferred tax asset
Net operating loss carry forwards	$2,549,650	$632,385
Total deferred tax asset	2,549,650	632,385
Less: valuation allowance	(2,549,650)	(632,385)
Total deferred tax asset	-	-
Total deferred tax liabilities	-	-
Net deferred tax asset (liabilities)	$-	$-

The valuation allowance increased by $1,917,265 during the period from December 31, 2022 to December 31, 2023, as a result of the Company’s net operating losses for the year ended December 31, 2023. The Company has net operating loss carryforwards of approximately $10,059,777 for both U.S. federal and state tax purposes as of December 31, 2023 with no expiration date. Utilization of the net operating loss and tax credit carryforwards is subject to a substantial annual limitation due to the “ownership change” limitations provided by Section 382 and 383 of the Internal Revenue Code of 1986, as amended, and other similar state provisions. Any annual limitation may result in the expiration of net operating loss and tax credit carryforwards before utilization.

The Company has not recorded any income tax expense or benefit in the consolidated statements of operations for the years ended December 31, 2023 or 2022, due to the benefit of net operating losses in these periods. The reconciliation between the federal statutory income tax rate of 21% and the blended state income tax rate of 5.5% to the Company’s effective tax for the periods presented is as follows:

	Year Ended December 31,
	2023		2022
	Amount	Percent	Amount	Percent
Federal provision at statutory rate	$(1,409,660)	21.0%	$(604,245)	21.0%
State income taxes	(390,684)	5.5%	-	-
Non-deductible expenses	(116,921)	-	21,226	(0.7)%
Change in valuation allowance	1,917,265	-	583,019	(20.3)%
Effective tax rate	$-	0%	$-	0.0%

The Company’s effective tax rates differ from the federal statutory rate primarily due to the establishment of a valuation allowance.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes and other relevant factors.

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate due to the existence of the valuation allowance. The Company estimates that the unrecognized tax benefit will not change significantly within the next twelve months. The Company classifies income tax penalties and interest as part of general and administrative expense in its consolidated statements of operations. There were no interest or penalties accrued as of December 31, 2023 and 2022.

In the normal course of business, the Company is subject to examination by taxing authorities generally for a period of three years from the later of each return due date or date filed.